Other current assets	12 Months Ended
Dec. 31, 2012
Other current assets [Abstract]
Other current assets
Note 9 – Other current assets

Other current assets include:

(In US$ millions)	December 31, 2012	December 31, 2011
Reimbursable amounts due from customers	24.9	—
Deferred charges – short term portion	6.2	6.3
Prepaid expenses	1.8	1.4
Legal settlement(1)	—	15.0
Other	1.6	5.6
Total other current assets	34.5	28.3

(1)
The legal settlement receivable in December 2011 relates to an arbitration settlement awarded for liquidated damages on late delivery of the West Aquarius drilling rig from the yard. This was recorded as a reduction in the book value of the drilling rig, and therefore did not have any impact on the statement of operations. OPCO's predecessor companies and operating subsidiaries received this amount in full in 2012.